UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 9, 2024

Date of Report (Date of earliest event reported)

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

105 Leader Heights Road, York, Pennsylvania	17403
(Address of principal executive offices)	(Zip Code)

(717) 747-1519

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 9, 2024, at a regular meeting of the Board of Directors (“Board”) of Codorus Valley Bancorp, Inc. (the “Corporation”), the Board unanimously approved an amendment (the “By-Law Amendment”) to the Corporation’s Amended and Restated By-Laws (the “By-Laws”), which became effective on January 9, 2024, to allow for the Corporation’s annual meeting of shareholders to be held at such time, date, and place as may be fixed by the Board of Directors that is not inconsistent with the laws of the Commonwealth of Pennsylvania in effect at the time so fixed. Prior to the By-Laws Amendment, the By-Laws required the annual meeting of shareholders to be held no later than May 31 each year.

In connection with the Corporation’s proposed merger (“Merger”) with and into Orrstown Financial Services, Inc. (“Orrstown”), which was reported on Form 8-K dated December 13, 2023, the Corporation intends to hold a special meeting of shareholders for their approval of the Merger. The Corporation expects a Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) that will include a joint proxy statement of the Corporation and Orrstown, which will be distributed to shareholders of the Corporation and Orrstown in advance of the Corporation’s and Orrstown’s respective special meetings.

As a result of the By-Law Amendment, if the Merger were to be consummated during the calendar year 2024 sufficiently in advance of year-end, it is likely that the Merger would take place prior to the 2024 annual meeting of shareholders and that no annual meeting of the shareholders of the Corporation would be held.

The full text of the Amended and Restated By-Laws is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 10, 2024, the Corporation issued a press release announcing that, on January 9, 2024, the Corporation’s Board declared a regular quarterly cash dividend of seventeen cents ($0.17) per share of its common stock, payable on February 13, 2024, to shareholders of record at the close of business on January 23, 2024.

A copy of the Corporation’s press release announcing the dividend declaration is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing by the Corporation under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filling, unless expressly incorporated by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Orrstown and the Corporation.

Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Orrstown’s and the Corporation’s current expectations and assumptions regarding Orrstown’s and the Corporation’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors could affect Orrstown’s or the Corporation’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between Orrstown and the Corporation; the outcome of any legal proceedings that may be instituted against Orrstown or the Corporation; delays in completing the proposed transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) or shareholder approvals, or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all, including the ability of Orrstown and the Corporation to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Orrstown and the Corporation do business; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the proposed transaction may be lower than expected; the impact of certain restrictions during the pendency of the proposed transaction on the parties’ ability to pursue certain business opportunities and strategic transactions; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the ability to complete the proposed transaction and integration of Orrstown and the Corporation successfully; the dilution caused by Orrstown’s issuance of additional shares of its capital stock in connection with the proposed transaction; and the potential impact of general economic, political or market factors on the companies or the proposed transaction and other factors that may affect future results of Orrstown or the Corporation. The foregoing list of factors is not exhaustive. Except to the extent required by applicable law or regulation, each of Orrstown and the Corporation disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Orrstown, the Corporation and factors which could affect the forward-looking statements contained herein can be found in Orrstown’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other filings with the SEC, and in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other filings with the SEC. SEC filings are available free of charge on the SEC’s website at www.sec.gov. Annualized, proforma, projected, and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This communication is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Orrstown, the Corporation or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information About the Merger and Where to Find It

In connection with the proposed transaction, a registration statement on Form S-4 with the SEC is intended to be filed that will include a joint proxy statement of the Corporation and Orrstown and a prospectus of Orrstown, which will be distributed to the shareholders of the Corporation and Orrstown in connection with their votes on the merger of the Corporation with and into Orrstown and the issuance of Orrstown common stock in the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain these documents, and any other documents Orrstown and the Corporation have filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing Orrstown’s website at: www.Orrstown.com under the “Investor Relations” link and then under the heading “Documents,” or by accessing the Corporation’s website at: ir.peoplesbanknet.com. In addition, documents filed with the SEC by Orrstown or the Corporation will be available free of charge by (1) writing Orrstown at 4750 Lindle Road, Harrisburg, PA 17111, Attention: Neil Kalani or (2) writing the Corporation at 105 Leader Heights Road, York, PA 17403, Attention: Daniel R. Stolzer.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Orrstown may be deemed to be participants in the solicitation of proxies from the shareholders of Orrstown in connection with the proposed transaction. Information about Orrstown’s directors and executive officers is included in the proxy statement for its 2023 annual meeting of Orrstown’s shareholders, which was filed with the SEC on March 31, 2023.

The directors, executive officers and certain other members of management and employees of the Corporation may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of the Corporation. Information about the directors and executive officers of the Corporation is included in the proxy statement for its 2023 annual meeting of the Corporation shareholders, which was filed with the SEC on March 31, 2023.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described above.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No. Description

3.1	Amended and Restated By-Laws of Codorus Valley Bancorp, Inc. effective January 9, 2024.

99.1	Press Release of Codorus Valley Bancorp, Inc. dated January 10, 2024,

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CODORUS VALLEY BANCORP, INC.

Date:	January 10, 2024	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President, General Counsel and Corporate Secretary